                        INDEPENDENT ACCOUNTANTS' CONSENT

To the Unitholders:
America First Real Estate Investment Partners, L.P.

We consent to the use of our report included herein and to the reference to our firm under the heading "Independent Public Accountants" in the registration statement.

/s/ KPMG LLP

KPMG LLP

Omaha, Nebraska
July 19, 1999

                        INDEPENDENT ACCOUNTANTS' CONSENT

To the Partners:
Capital Source II L.P.-A

We consent to the use of our report included herein and to the references to our firm under the headings "Independent Public Accountants" and "Selected Financial Data of the Partnerships" in the registration statement.

/s/ KPMG LLP

KPMG LLP


Omaha, Nebraska
July 19, 1999

                        INDEPENDENT ACCOUNTANTS' CONSENT

To the Partners:
Capital Source L.P.

We consent to the use of our report included herein and to the references to our firm under the headings "Independent Public Accountants" and "Selected Financial Data of the Partnerships" in the registration statement.

/s/ KPMG LLP

KPMG LLP


Omaha, Nebraska
July 19, 1999